QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 20-F of Rediff.com India Limited for year ended March 31, 2003, I, Ajit Balakrishnan, the principal executive officer of Rediff.com India Limited, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   such Annual Report on Form 20-F for the year ended March 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   the information contained in such Annual Report on Form 20-F for the year ended March 31, 2003 fairly represents, in all material respects, the financial condition and results of operations of Rediff.com India Limited.

        This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 20-F.

Date September 2, 2003	/s/ Ajit Balakrishnan Ajit Balakrishnan Chairman and Managing Director

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350